Inventories (Notes)	12 Months Ended
Jun. 30, 2015
Inventory Disclosure [Abstract]
Inventories
Inventories
Inventories are stated at the lower of cost or market. The majority of domestic inventories are valued by the last-in, first-out (LIFO) cost method and the balance of the Company's inventories are valued by the first-in, first-out cost method.
Inventories valued on the LIFO cost method were approximately 32 percent of total inventories in 2015 and 30 percent of total inventories in 2014. The current cost of these inventories exceeds their valuation determined on the LIFO basis by $206,233 in 2015 and $208,291 in 2014. Progress payments of $34,820 in 2015 and $61,958 in 2014 are netted against inventories.

The inventories caption in the Consolidated Balance Sheet is comprised of the following components:

June 30,	2015	2014
Finished products	$526,708	$532,968
Work in process	688,727	732,294
Raw materials	85,024	106,419
Total	$1,300,459	$1,371,681